Supplement

Dated September 2, 2009

To the Class R3, Class R4, Class R5 and Class Y Shares Prospectus (the “Prospectus”)

For The Hartford MidCap Fund, Dated May 31, 2009

Fund Expense Limitations

At a meeting held on August 4-5, 2009, the Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved the continuation of the management agreement between the Company and Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, as well as the transfer agency agreement between the Fund and Hartford Administrative Services Company (“HASCO”). The Board also approved the expense limitation agreement for the Fund, and in connection therewith, certain operational changes with respect to the implementation of the expense limitation. Specifically, the Board approved a change in the order in which Fund expenses and transfer agency fee limitations are applied by HIFSCO and HASCO, respectively. As of November 1, 2009, transfer agency fees in excess of the transfer agency expense limitation amount (currently 0.30%) will be reimbursed by HASCO prior to the application of the Fund expense limitation by HIFSCO.

This Supplement should be retained with your Prospectus for future reference.